Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.3762%



        Excess Protection Level
          3 Month Average  6.28%
          July, 1999  6.00%
          June, 1999  5.19%
          May, 1999  7.64%


        Cash Yield                                  18.70%


        Investor Charge Offs                        4.97%


        Base Rate                                   7.73%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,456,383,517.80